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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 1, 2003

MARKWEST HYDROCARBON, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14841 (Commission File Number)	84-1352233 (I.R.S. Employer Identification Number)

155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000
(Address of principal executive offices)

Registrant's telephone number, including area code: 303-290-8700

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On December 1, 2003, pursuant to the terms and conditions of the Asset Purchase and Sale Agreement (the "Agreement") dated as of November 18, 2003, MarkWest Western Oklahoma Gas Company, L.L.C. (the "Company" or "Buyer"), a consolidated subsidiary of MarkWest Energy Partners, L.P. (the "Partnership"), the consolidated subsidiary of MarkWest Hydrocarbon, Inc. ("MarkWest Hydrocarbon"), completed the acquisition of certain assets of American Central Western Oklahoma Gas Company, L.L.C. ("American Central" or "Seller") for approximately $38 million, before transaction costs and subject to certain post-closing adjustments.

        The assets include the Foss Lake gathering system (the "gathering system") located in the western Oklahoma counties of Roger Mills and Custer. The gathering system is comprised of approximately 167 miles of pipeline, connected to approximately 280 wells, and 11,000 horsepower of compression facilities. The assets also include the Arapaho gas processing plant that was installed during 2000.

        Current gathering, transporting and processing capacity is approximately 65 million cubic feet of gas per day (mmcfd), with the ability to increase capacity to 75 mmcfd. Current throughput is approximately 58 mmcfd, or approximately 89% of current capacity. All of the gathered gas is ultimately compressed and delivered to the processing plant. After processing, all residue gas is sold to Panhandle Eastern and delivered to their pipeline, and all natural gas liquids are sold to Koch Hydrocarbon, LP.

        The purchase price of approximately $38 million was financed through borrowings under the Partnership line of credit that is administered by Royal Bank of Canada, which was amended at the closing of the acquisition to increase availability under the credit facility to $140 million. At the conclusion of the acquisition, outstanding borrowings under the Partnership's credit facility were $101.3 million. Substantially all of the acquired assets are pledged to the credit facility lenders to secure the repayment of the outstanding borrowings under the credit facility.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)
Financial Statements of Businesses Acquired.

        Not applicable.

(b)
Pro Forma Financial Information.

        Not applicable.

(c)
Exhibits.

Exhibit No.	Description of Exhibit
2.1	Asset Purchase and Sale Agreement dated as of November 18, 2003 by and between American Central Western Oklahoma Gas Company, L.L.C., MarkWest Western Oklahoma Gas Company, L.L.C. and American Central Gas Technologies, Inc. (incorporated by reference to Exhibit 2.1 to the Partnership's Form 8-K (Commission File No. 001-31239) filed on the date hereof with the Commission).
10.1	Amended and Restated Credit Agreement dated as of December 1, 2003 among MarkWest Energy Operating Company, L.L.C., as Borrower, MarkWest Energy Partners, L.P., as Guarantor, Royal Bank of Canada, as Administrative Agent, Bank One, NA, as Syndication Agent, and Fortis Capital Corp., as Documentation Agent, to the $140,000,000 Senior Credit Facility (incorporated by reference to Exhibit 10.1 to the Partnership's Form 8-K (Commission File No. 001-31239) filed on the date hereof with the Commission).

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST HYDROCARBON, INC.
(Registrant)
Date: December 16, 2003	By:	/s/ DONALD C. HEPPERMANN Donald C. Heppermann, Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Asset Purchase and Sale Agreement dated as of November 18, 2003 by and between American Central Western Oklahoma Gas Company, L.L.C., MarkWest Western Oklahoma Gas Company, L.L.C. and American Central Gas Technologies, Inc. (incorporated by reference to Exhibit 2.1 to the Partnership's Form 8-K (Commission File No. 001-31239) filed on the date hereof with the Commission).
10.1	Amended and Restated Credit Agreement dated as of December 1, 2003 among MarkWest Energy Operating Company, L.L.C., as Borrower, MarkWest Energy Partners, L.P., as Guarantor, Royal Bank of Canada, as Administrative Agent, Bank One, NA, as Syndication Agent, and Fortis Capital Corp., as Documentation Agent, to the $140,000,000 Senior Credit Facility (incorporated by reference to Exhibit 10.1 to the Partnership's Form 8-K (Commission File No. 001-31239) filed on the date hereof with the Commission).

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  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX